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                                                                    Exhibit 10.9

                     FIRST ADDENDUM TO EMPLOYMENT AGREEMENT

         This FIRST ADDENDUM TO EMPLOYMENT AGREEMENT (the "First Addendum") is entered into as of, July 18, 2003, (" the Effective Date") by and between TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation (the "Company"), and RICHARD J. DOMINO (the "Employee").

RECITALS:

         The Company and Employee previously entered into that certain Employment Agreement dated August 8, 1997 (the "Employment Agreement") which became effective on the Effective Date as defined therein. By this First Addendum, the Company and Employee intend to reaffirm all of the terms and conditions of the Employment Agreement and to provide (by this First Addendum) for a Change Of Control Payment (as defined hereafter) to the Employee upon certain conditions as provided herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual provisions contained herein, and for other good and valuable consideration, the parties hereto agree with each other that the terms and conditions of the Employment Agreement are reaffirmed and that the additional provisions contained in this First Addendum are hereby added to the Employment Agreement:

1.       CERTAIN DEFINITIONS APPLICABLE TO CHANGE OF CONTROL ONLY

         A. Certain Definitions. In the event of a Change of Control (as defined hereafter), the following terms have the meanings assigned to them below:

         "Acquiring Person" means any Person who or which, together with all Affiliates and Associates of such Person, is or are the Beneficial Owner(s) of a minimum of twenty five (25%) or more of the shares of Common Stock then outstanding, but does not include any Exempt Person; provided, however, that a Person shall not be or become an Acquiring Person if such Person, together with its Affiliates and Associates, shall become the Beneficial Owner of a minimum of twenty five percent (25%) or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company, unless and until such time as such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting one percent (1%) or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting one percent (1%) or more of the then outstanding shares of Common Stock shall become an Affiliate or Associate of such Person, unless, in either such case, such Person, together with all Affiliates and Associates of such Person, is not then the Beneficial Owner of a minimum of twenty five percent (25%) or more of the shares of Common Stock then outstanding.

         "Affiliate" has the meaning ascribed to that term in Exchange Act Rule 12b-2.

         "Associate" means, with reference to any Person,

                  (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which that Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 15% or more of any class of its equity securities,

                  (b) any trust or other estate in which that Person has a substantial beneficial interest or for or of which that Person serves as trustee or in a similar fiduciary capacity and

                  (c) any relative or spouse of that Person, or any relative of that spouse, who has the same home as that Person.

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         "Base Salary" means the guaranteed minimum annual salary payable by the
Company to the Employee pursuant to Section 4(A) of the Employment Agreement.

         "Beneficial Owner" means a specified Person who is deemed the "Beneficial Owner" of, and is deemed to "beneficially own," any securities.

                  (a) of which that Person or any of that Person's Associates or controlled Affiliates, directly or indirectly, is the "beneficial owner" (as determined pursuant to Exchange Act Rule 13d-3) or otherwise has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (a) as a result of an agreement, arrangement or understanding to vote that security if that agreement, arrangement or understanding: 1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act (that is, the exclusions in these subparagraphs (a) and (b) give effect to the exemption for a proxy or consent solicitation in Exchange Act rule 14a-2(b) (2); and (2) is not then reportable by such Person on Exchange Act Schedule 13D (or any comparable or successor report);

                  (b) which that Person or any of that Person's Affiliates or Associates, directly or indirectly, has the right or obligation to acquire (provided that right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or on the exercise of conversion rights, exchange rights, other rights, warrants or options, with an exercise price equal to or below the public trading price at the time of calculation; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by that Person or any of that Person's Affiliates or Associates until those tendered securities are accepted for purchase or exchange; or

                  (c) which are beneficially owned, directly or indirectly, by (1) any other Person (or any Affiliate or Associate thereof) with which the specified Person or any of the specified Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, or holding with the right to vote or of voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (a) of this definition) or disposing of any voting securities of the Company or (2) any group (as that term is used in Exchange Act Rule 13d-5(b)) of which that specified Person is a member; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such a Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of that acquisition and the security has been placed in an investment account. For purposes of this Agreement, "voting" a security shall include voting, granting a proxy, acting by consent, making a request or demand relating to corporate action (including, without limitation, calling a stockholder meeting) or otherwise giving an authorization (within the meaning of
Section 14(a) of the Exchange Act) in respect of such security.

         "Change of Control" means the occurrence of any of the following events that occurs after the Effective Date:

                  (a)      any Person becomes an Acquiring Person;

                  (b) a merger of the Company with or into, or a sale by the Company of its properties and assets substantially as an entirety to, another Person occurs and, immediately after that occurrence, any Person, other than any Exempt Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of twenty five percent (25%), or more of the total voting power of the then outstanding Voting Shares of the Person surviving that transaction (in the case of a merger or consolidation) or the Person acquiring those properties and assets substantially as an entirety.

         "Change of Control Payment" means an amount equal to the Employee's annual Base Salary as in effect immediately prior to the Termination Date multiplied by two (2), which payment shall be made in lieu of the payment to Employee of his "Annual Base Salary through the term, and any extension thereto of this Agreement" under Section 5. B. of the Employment Agreement.

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         "Code" means the Internal Revenue Code of 1986.

         "Common Stock" means the common stock or any other voting securities of the Company.

         "Company" means

                  (a) Tropical Sportswear Int'l Corporation, a Florida corporation, and any successor thereto;

                  (b) any Person that assumes the obligations of "the Company" hereunder, by operation of law, including but not limited to Tropical Sportswear Int'l Corporation, a Florida corporation.

         "Exempt Person" means

                  (a) (1) the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, and

                           (2) any Person organized, appointed or established by
the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any subsidiary of the Company and

                  (b) the Employee, any Affiliate or Associate of the Employee or any group (as that term is used in Exchange Act Rule 1 3d-5(b)) of which the Employee or any Affiliate or Associate of the Employee is a member.

                  (c) William C. Compton, any Affiliate or Associate of William C. Compton or any group (as that term is used in Exchange Act Rule 1 3d-5(b)) of which William C. Compton or any Affiliate or Associate of William C. Compton is a member.

                  (d) Michael Kagan, any Affiliate or Associate of Michael Kagan or any group (as that term is used in Exchange Act Rule 1 3d-5(b)) of which Michael Kagan or any Affiliate or Associate of Michael Kagan is a member.

                  (e) Accel, S.A. de C.V., any Affiliate or Associate of said Accel or any group (as that term is used in said rule) of which said Accel or any Affiliate or Associate of said Accel is a member.

         "Notice of Termination (Change of Control)" to or from the Employee means a written notice that:

                  (a) to the extent applicable, sets forth that a Change of Control has occurred as a basis for termination of the Employee's Employment, and if the Termination Date is other than the date of receipt of the notice,

                  (b)      sets forth that Termination Date.

         "Person" means any natural person, sole proprietorship, corporation, partnership of any kind having a separate legal status, limited liability company, business trust, unincorporated organization or association, mutual company, joint stock company, joint venture, estate, trust, union or employee organization or governmental authority.

         "Publicly Traded" with respect to shares of stock of a company means traded on a national securities exchange or listed for quotation on NASDAQ.

         "Terminating Party (Change of Control)" means the Employee or the Company, as the case may be, who or which terminates the Employee's Employment by means of a Notice of Termination (Change of Control).

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         "Termination Date (Change of Control)" means:

                  (b) if the Employee's Employment is terminated by reason of the Employee's giving a Notice of Termination (Change of Control) following a Change of Control, sixty (60) days from the Notice of Termination (Change of Control); provided that the Termination Date (Change of Control) shall be no earlier than 275 days after the Change of Control and further provided that the Notice of Termination (Change of Control) shall be no later than 365 days after the Change of Control.

         "Voting" shall include, in respect of a security, voting, granting a proxy, acting by consent, making a request or demand relating to corporate action (including calling a stockholder meeting) or otherwise giving an authorization (within the meaning of Section 14 (a) of the Securities Exchange Act of 1934) in respect of such security.

         "Voting Shares" means:

                  (a) in the case of any corporation, stock of that corporation of the class or classes having general voting power under ordinary circumstances to elect a majority of that corporation's board of directors; and

                  (b) in the case of any other entity, equity interests of the class or classes having general voting power under ordinary circumstances equivalent to the Voting Shares of a corporation.

5.       TERMINATION (CHANGE OF CONTROL)

         A.       Termination of Employment by the Company Upon Change of
Control.

                  (i) The Company shall be entitled to terminate the Employee's employment as a result of a Change of Control at any time within three hundred and sixty-five (365) days immediately following said Change of Control.

                  (ii) If the Company terminates the Employee's employment as a result of a Change of Control, by giving a Notice of Termination (Change of Control) at any time within three hundred sixty-five (365) days after that Change of Control occurs, such termination shall be effective on the applicable Termination Date (Change of Control) and the Company's obligations shall be as follows:

                           (a) the Company shall promptly thereafter, and in any
event within five (5) business days of the Termination Date (Change of Control), pay the Employee, without right of set off, any accrued obligations including the current Base Salary prorated through the Termination Date (Change of Control) together with the Change of Control Payment, to the extent not theretofore paid, which payments shall be in lieu of the payment to Employee of his "Annual Base Salary through the term, and any extension thereto of this Agreement" otherwise applicable under Section 5. B. of the Employment Agreement; and

                           (b) to the extent not theretofore paid or provided,
the Company shall timely pay or provide to the Employee any other obligations that remain unpaid; and

                           (c) Employees shall be entitled to medical benefits
as provided in paragraph 5B of the Employment Contract.

         B. Termination of Employment by Employee Upon Change of Control. The Employee shall be entitled to terminate the employment as a result of a Change of Control, by giving a Notice of Termination (Change of Control) at any time within three hundred sixty-five (365) days after that Change of Control occurs. Such termination shall be effective on the applicable Termination Date (Change of Control). If the Employee terminates his employment by reason of a Change of Control:

                  (i) the Company shall promptly thereafter, and in any event within five (5) business days of the Termination Date (Change of Control), pay the Employee, without right of set off, any accrued obligations including

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the current Base Salary prorated through the Termination Date (Change of
Control) together with the Change of Control Payment, to the extent not theretofore paid, which payments shall be in lieu of the payment to Employee of his "Annual Base Salary through the term, and any extension thereto of this Agreement" otherwise applicable under Section 5. B. of the Employment Agreement; and

                  (ii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other obligations that remain unpaid; and

                  (iii) Employees shall be entitled to medical benefits as provided in paragraph 5B of the Employment Contract.

6. ENTIRE AGREEMENT The terms and conditions of the Employment Agreement as amended by the First Addendum constitute the entire agreement between the Company and the Employee. Except to the extent modified by the First Addendum, the terms and conditions of the Employment Agreement remain binding and enforceable. The Company and the Employee agree that the Employment Agreement as amended by the First Addendum supersede all prior written and oral agreements between them with respect to the employment of the Employee by the Company.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year indicated above.

                                TROPICAL SPORTSWEAR INT'L CORPORATION

                                By: /s/ Michael Kagan
                                Its: Michael Kagan, CEO

                                EMPLOYEE

                                /s/ Richard J. Domino
                                Richard J. Domino 7/28/03

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